                           ROCHESTER FUND MUNICIPALS
                   Supplement dated February 8, 2006 to the
                        Prospectus dated April 29, 2005

This supplement amends the Prospectus as follows:

   1. The paragraph captioned "Borrowing for Leverage" on page 6 will be deleted in its entirety and replaced with the following:

Borrowing for Leverage.  The Fund can borrow from banks to purchase additional securities, a technique referred to as "leverage" in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings.  It may also borrow up to
5% of its total assets for temporary purposes from any person.  This use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage and may also make the Fund's share price more sensitive to interest rate changes.  The interest on borrowed money is an expense that might reduce the Fund's yield.

February 8, 2006                                     PS0365.013